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                                                                    Exhibit 23.1

Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, File Nos. 333-59706, 333-47838, 333-02805, 33-68548 and 33-16320.

/s/ Arthur Andersen LLP
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                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 25, 2002